SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                               September 11,1997
Date of Report (Date of earliest event reported)................................



                              NDC AUTOMATION, INC.
 ...............................................................................
             (Exact name of registrant as specified in its charter)



DELAWARE                          0-18253                       56-1460497
 ...............................................................................
(State or other                 (Commission                   (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3101 LATROBE DRIVE              CHARLOTTE NC                  28211
 ...............................................................................
       (Address of principal executive offices)            (Zip Code)



                                                                 (704) 362-1115
Registrant's telephone number, including area code ............................


 ...............................................................................
          (Former name or former address, if changed since last report)



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Item 1. Changes in Control of Registrant.

              None.

Item 2. Acquisition or Disposition of Assets.

              None.

Item 3. Bankruptcy or Receivership.

              None.

Item 4. Changes in the Registrant's Certifying Accountant.

              None.

Item 5. Other Events.

              None.

Item 6. Resignations of Registrant's Directors.

              Mr. T. Randolph Whitt resigned as Director of the Registrant effective September 8, 1997.

Item 7. Financial Statements and Exhibits.

              (C)(17) A Copy of Letter of Resignation of T. Randolph Whitt.

Item 8. Change in Fiscal Year.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1923, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NDC AUTOMATION, INC.



Date: September 11,1997             By:_ /s/Claude Imbleau_____________________
                                               Claude Imbleau
                                               Vice President of Finance and CFO